SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                    AMENDMENT

                                 iBX GROUP, INC.
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               (Exact name of Registrant as specified in charter)

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest Reported event): November 5, 2001


           Florida                  333-36666                  65-0810941
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(State or other jurisdiction       (Commission                (IRS Employer
      Of incorporation)              File No.)                  I.D.  No.)


     350 NW 12th Ave.  Deerfield Beach, Florida                33442
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      (Address of principal executive offices)               (Zip code)


             4950 West Prospect Road Fort Lauderdale, Florida 33309
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                 (Former Address of principal executive offices)


Registrant's Telephone Number, including area code        (954) 426-6056
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Item 4.  Changes in Registrant's Certifying Public Accountant


         C. The report of the Former Accountant on the financial statements of the Company for the years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles other than the uncertainty related to the Company's ability to continue as a going concern through December 31, 2001. During the Company's fiscal years ended December 31, 2001 and 1999, and through the date of this report, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to the subject matter of the disagreement in connection with its report on these financial statements for those periods.


Item 7.           Financial Statements and Exhibits


         16.1 Letter dated November 29, 2001 from Feldman, Sherb & Company, P.C. regarding the disclosure in this filing on Form 8-k/a.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report of be signed on its behalf by the undersigned hereto duly authorized.


DATE:   November 29, 2001               iBX Group, Inc.

                                        /s/Evan Brovenick
                                        ------------------------
                                        BY: Evan Brovenick, pres












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